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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 12, 2001


                            EINSTEIN/NOAH BAGEL CORP.
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             (Exact name of registrant as specified in its charter)


Delaware                         0-21097                             84-1294908
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(State or other                (Commission                       (IRS Employer
jurisdiction of                 File No.)                   Identification No.)
incorporation)


                   1687 Cole Boulevard, Golden, Colorado 80401
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                    (Address of principal executive offices)


                                 (303) 568-8000
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              (Registrant's telephone number, including area code)


                                 Not applicable
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          (Former name or former address, if changes since last report)
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Item 5. Other Events

     On February 12, 2001, Einstein/Noah Bagel Corp. (the "Company") announced that it was seeking bankruptcy court approval of the sale of substantially all of the assets of the Company and its majority-owned subsidiary, Einstein/Noah Bagel Partners, L.P., to an affiliate of Three Cities Fund III, L.P., a New York-based private equity investor.

Item 7. Financial Statements and Exhibits

     Exhibit 2 Asset purchase agreement dated as of February 10, 2001 by and among Einstein/Noah Bagel Corp., Einstein/Noah Bagel Partners, L.P. and ENB Acquisition LLC.

     Exhibit 99   Press release of the Company dated February 12, 2001.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 13, 2001

                                      EINSTEIN/NOAH BAGEL CORP.



                                      By:  /s/ Paul A. Strasen
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                                           Paul A. Strasen
                                           Senior Vice President

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